Advancing Functional Improvement in DM1 DYNE-101 U.S. Accelerated Approval and Clinical Update JUNE 17, 2025 Exhibit 99.2

Forward-Looking Statements & Disclaimer This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Dyne’s strategy, future operations, prospects and plans, objectives of management, the potential of the FORCE platform, the therapeutic potential of DYNE-101 and DYNE-251, the anticipated timelines for reporting additional data from the ACHIEVE and DELIVER clinical trials and initiating and enrolling registrational cohorts and the planned Phase 3 clinical trial in patients with DM1, expectations regarding the timing and outcome of interactions with global regulatory authorities and the availability of accelerated approval pathways for DYNE-101 and DYNE-251, and expectations regarding the timing of filing applications for U.S. Accelerated Approval and the sufficiency of Dyne’s cash resources for the period anticipated, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Dyne may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the identification and development of product candidates, including the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and Dyne’s ability to enroll patients in clinical trials; whether results from preclinical studies and initial data from early clinical trials will be predictive of the final results of the clinical trials or future trials; uncertainties as to the FDA’s and other regulatory authorities’ interpretation of the data from Dyne's clinical trials and acceptance of Dyne's clinical programs and the regulatory approval process; whether Dyne’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in Dyne’s filings with the Securities and Exchange Commission (SEC), including the Company’s most recent Form 10-Q and in subsequent filings Dyne may make with the SEC. In addition, the forward-looking statements included in this presentation represent Dyne’s views as of the date of this presentation. Dyne anticipates that subsequent events and developments will cause its views to change. However, while Dyne may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Dyne’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

Program Closing Remarks John Cox, President & CEO Updated Plan for U.S. Accelerated Approval and New Clinical Data for DYNE-101 Doug Kerr, M.D., Ph.D., Chief Medical Officer Opening Remarks John Cox, President & CEO Available for Q&A Erick Lucera, Chief Financial Officer

Today’s Update 1. Safety data as of April 23, 2025; vHOT = video hand opening time; MAD = multiple ascending dose; LTE = long-term extension. Breakthrough Therapy Designation Accelerated Approval Pathway with vHOT New Long-Term Data from ACHIEVE Trial FDA granted Breakthrough Therapy Designation for DYNE-101 in DM1 following Type C Meeting Dyne and FDA agreed that the next step toward Accelerated Approval was to submit for review the revised protocol for the Registrational Expansion Cohort of the ACHIEVE trial with vHOT as primary endpoint Revised protocol submitted to FDA in June Robust and sustained functional improvement across multiple measures at 6 and 12 months at registrational dose Data support vHOT improvement as early indicator of clinical benefit with DYNE-101 Continued favorable safety profile1 Data from Registrational Expansion Cohort, MAD, and LTE portions of ACHIEVE trial intended to support a potential U.S. Accelerated Approval Data from the Registrational Expansion Cohort are planned for mid-2026 to support a potential U.S. Accelerated Approval submission in late 2026

Program Closing Remarks John Cox, President & CEO Updated Plan for U.S. Accelerated Approval and New Clinical Data for DYNE-101 Doug Kerr, M.D., Ph.D., Chief Medical Officer Opening Remarks John Cox, President & CEO Available for Q&A Erick Lucera, Chief Financial Officer

Restore normal RNA splicing to achieve functional improvement for those living with DM1 Functional Improvement via Splicing Correction in Nucleus OUR APPROACH Mutation in the DMPK gene leads to mis-splicing of multiple genes Onset at any point, depending on DM1 phenotype Life expectancy of 45 - 60 years Overview >40,000 (US) >74,000 (Europe) Population Muscle weakness & myotonia CNS manifestations including fatigue, cognition, and sleep Gastrointestinal issues Cardiac arrhythmia Pulmonary abnormalities Clinical Presentation NO approved therapies DM1 is a Devastating Neuromuscular Splicing Disorder Note: DM1 = myotonic dystrophy type 1; CNS = central nervous system.

DYNE-101 Addressing the Central Pathobiology of DM1 to Enable Broad Functional Improvement[1]

Robust and widespread delivery → ***DMPK* degradation in the nucleus** → **MBNL release and splicing correction** → **Early clinical effect** → **Broad functional improvement**


CUG expansion
MBNL trapped:
Splicing defect
DMPK
DYNE-101
MBNL released:
Splicing corrected

DYNE-101

Differentiated MOA



Myotonia:
Video Hand Opening Time (vHOT)

Muscle Strength:
Quantitative Muscle Testing

Functional Assessments:
10-Meter Walk / Run;
5 Times Sit to Stand

Patient Reported Outcomes:
Myotonic Dystrophy Health Index (MDHI)

Dyne THERAPEUTICS

1. Image depicts the intended DYNE-101 mechanism of action (MOA); DM1 = myotonic dystrophy type 1.

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Revised Registrational Expansion Cohort to Support Potential U.S. Accelerated Approval

- ✓ ACHIEVE MAD cohorts complete; all cohorts now at 6.8 mg/kg Q8W in long-term / open label extension
- ACHIEVE Registrational Expansion Cohort **currently enrolling**
  - Primary endpoint: Change from baseline in middle finger myotonia as measured by vHOT at 6 months compared to placebo[1]
  - Secondary endpoints include: CASI-22, QMT, 10MWR, 5xSTS, and MDHI at 6 months
- Global footprint, including **addition of U.S. sites**

ACHIEVE **Registrational Expansion Cohort**



N=60
3:1 randomization
Q8W dosing continues
DYNE-101 6.8 mg/kg Q8W
Placebo
ACHIEVE Long-term / Open Label Extension
6 months

Data planned for mid-2026 to support a potential Accelerated Approval submission in late 2026

1. Average baseline vHOT for the 56 patients enrolled in the multiple ascending dose portion of ACHIEVE was 9.2 seconds. MAD = multiple ascending dose; CASI-22 = composite alternative splicing index; vHOT = video hand opening time; QMT = quantitative muscle testing; 10MWR = 10-meter walk/run test; 5xSTS = 5 times sit to stand test; MDHI = Myotonic Dystrophy Health Index.

Dyne Therapeutics 8

New Data Support the Potential for Accelerated Approval of DYNE-101 with vHOT as Primary Endpoint Intermediate clinical endpoint DYNE-101 Outcomes DYNE-101 Safety Data A clinical measure with the potential to detect a drug effect earlier than other clinically meaningful endpoints and which is considered reasonably likely to predict clinical benefit Data support improvement in vHOT as early indicator of clinical benefit with DYNE-101 Sustained improvements increase confidence in 6-month results Favorable safety profile1 Accelerated Approval allows FDA to approve drugs for serious conditions with an unmet medical need based on a surrogate or intermediate clinical endpoint, which is reasonably likely to predict clinical benefit 1. Safety data as of April 23, 2025; vHOT = video hand opening time.

New Data Support the Potential for Accelerated Approval of DYNE-101 with vHOT as Primary Endpoint Intermediate clinical endpoint DYNE-101 Outcomes DYNE-101 Safety Data Data support improvement in vHOT as early indicator of clinical benefit with DYNE-101 Sustained improvements increase confidence in 6-month results Favorable safety profile1 Accelerated Approval allows FDA to approve drugs for serious conditions with an unmet medical need based on a surrogate or intermediate clinical endpoint, which is reasonably likely to predict clinical benefit A clinical measure with the potential to detect a drug effect earlier than other clinically meaningful endpoints and which is considered reasonably likely to predict clinical benefit 1. Safety data as of April 23, 2025; vHOT = video hand opening time.

Data Support vHOT Improvement as an Early Indicator of Clinical Benefit with DYNE-101

vHOT Change from Baseline at 6 Months



Middle Finger (sec)
Change from Baseline (Mean +/- SEM)
2
0
-2
-4
-6
Placebo
DYNE-101 6.8 mg/kg Q8W
Improvement



QMT Total (%p)
-8 -6 -4 -2 0 2 4 6 8 10 12 14 16
5 Times Sit to Stand (sec)
2 1 0 -1 -2 -3 -4
10-Meter Walk Run Test (sec)
0.4 0.2 0.0 -0.2 -0.4 -0.6 -0.8
MDHI Total Score
10 5 0 -5 -10 -15 -20
Favors DYNE-101
Placebo Month 6 (N=14)
6.8 mg/kg Q8W Month 12 (N=6)

With DYNE-101, all participants at highest 3 doses who improved in 6M vHOT improved in 12M strength, 5xSTS, and/or 10MWR

Notes: Mixed model for repeated measures (MMRM): fixed effects: dose, visit, baseline, dose by visit interaction, baseline by visit interaction. Data: all dose groups except recovery group; excluding placebo data after 6 months; Data presented are least squares (LS) mean change from baseline ± SEM (standard error of the mean); 6 months = 169 days, 12 months = 337 days; vHOT = video hand opening time; QMT = quantitative muscle testing; 10MWR = 10-meter walk/run test; 5xSTS = 5 times sit to stand test; MDHI = Myotonic Dystrophy Health Index; %p = percent predicted.

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A clinical measure with the potential to detect a drug effect earlier than other clinically meaningful endpoints and which is considered reasonably likely to predict clinical benefit New Data Support the Potential for Accelerated Approval of DYNE-101 with vHOT as Primary Endpoint Intermediate clinical endpoint DYNE-101 Outcomes DYNE-101 Safety Data Data support improvement in vHOT as early indicator of clinical benefit with DYNE-101 Sustained improvements increase confidence in 6-month results Favorable safety profile1 Accelerated Approval allows FDA to approve drugs for serious conditions with an unmet medical need based on a surrogate or intermediate clinical endpoint, which is reasonably likely to predict clinical benefit 1. Safety data as of April 23, 2025; vHOT = video hand opening time.

Robust and Sustained vHOT Improvement at 6 and 12 Months vHOT Middle Finger Improvement 1. vHOT Middle Finger (sec) is the average of all myotonia trials for an individual participant in ACHIEVE; vHOT = video hand opening time; SEM = standard error of the mean; BL = baseline. 3 months = 85 days; 6 months = 169 days; 12 months = 337 days.

Strength Continues to Improve from Month 6 to Month 12 Quantitative Muscle Testing (QMT) Total Score Improvement SEM = standard error of the mean; BL = baseline; %p = percent predicted; 3 months = 85 days; 6 months = 169 days; 12 months = 337 days.

Robust Benefit Across Multiple Timed Function Tests Sustained at 6 and 12 Months 5 Times Sit to Stand Test Improvement SEM = standard error of the mean; BL = baseline; 3 months = 85 days; 6 months = 169 days; 12 months = 337 days. 10-Meter Walk/Run Test

Myotonic Dystrophy Health Index (MDHI) Total Score Improvement Deep Improvement in Patient Reported Outcome Sustained at 6 and 12 Months SEM = standard error of the mean; BL = baseline; 3 months = 85 days; 6 months = 169 days; 12 months = 337 days.

Cognitive Impairment Communication Emotional Issues Sleep Pain Fatigue Improvement Subscale Change from Baseline (Mean +/- SEM) SEM = standard error of the mean; BL = baseline; Patient-reported outcomes (PRO) including Myotonic Dystrophy Health Index (MDHI) collected at baseline, 6 months (169 days) and 12 months (337 days). Sustained Improvement in CNS-related MDHI Subscales Over Time

A clinical measure with the potential to detect a drug effect earlier than other clinically meaningful endpoints and which is considered reasonably likely to predict clinical benefit New Data Support the Potential for Accelerated Approval of DYNE-101 with vHOT as Primary Endpoint Intermediate clinical endpoint DYNE-101 Outcomes DYNE-101 Safety Data Data support improvement in vHOT as early indicator of clinical benefit with DYNE-101 Sustained improvements increase confidence in 6-month results Favorable safety profile1 Accelerated Approval allows FDA to approve drugs for serious conditions with an unmet medical need based on a surrogate or intermediate clinical endpoint, which is reasonably likely to predict clinical benefit 1. Safety data as of April 23, 2025; vHOT = video hand opening time.

DYNE-101: Favorable Safety Profile with No Serious Related TEAEs

Summary of Treatment Emergent Adverse Events (TEAEs)[1]

TEAE Category	Participants with ≥1 TEAE – n (%)					
	1.8 mg/kg Q4W+Rec. N=16	3.4 mg/kg Q4W+Rec. N=16	3.4 mg/kg Q8W N=8	5.4 mg/kg Q8W N=8	6.8 mg/kg Q8W N=8	Overall (N=56)
Any TEAE	16 (100%)	16 (100%)	8 (100%)	8 (100%)	8 (100%)	56 (100%)
Any related TEAE	9 (56%)	10 (63%)	3 (38%)	6 (75%)	6 (75%)	34 (61%)
Any serious TEAE	4 (25%)	0	1 (13%)	0	0	5 (9%)
Any serious related TEAE	0	0	0	0	0	0
Any TEAE leading to withdrawal from study	0	0	0	0	0	0
Any TEAE leading to death	0	0	0	0	0	0

Most TEAEs Were Mild or Moderate in Intensity[1]

- 6 serious TEAEs unrelated to study drug
  - Atrioventricular block first degree (1)[2]
  - Pneumonia (2 events in same participant)
  - Pulmonary embolism (1)[3]
  - Hyponatremia (1)
  - Influenza (1)
- Most common TEAEs (≥20% participant incidence)[4]
  - Nasopharyngitis (41%)
  - Procedural pain (34%)
  - Influenza (30%)
  - Infusion-related reaction (29%)
  - Headache (27%)
  - Diarrhea (23%)

Additional Safety Data

- Liver enzyme elevations have been observed in a minority of participants
  - No impact on liver function (bilirubin or coagulation)
  - Interpretation is complicated by underlying disease and elevated baseline values up to ~2.5x greater than the upper limit of normal
- No participants have demonstrated persistent related anemia or thrombocytopenia

1. Data as of April 23, 2025; 2. Transient worsening of atrioventricular (AV) block in a participant with ongoing medical history of first-degree AV block; 3. Attributed to risk factors for pulmonary embolism; 4. All cohorts combined; preferred terms are reported.

Dyne THERAPEUTICS 19

vHOT is the Primary Endpoint to Support Potential Accelerated Approval of DYNE-101

Myotonia is an early and common sign of DM1

Myotonia	
First symptom[1]	38.3%
Prevalence[2]	88%

DYNE-101 has demonstrated robust improvement in vHOT as early as 3 months


Change from Baseline (Mean +/- SEM)
Middle Finger (sec)[1]
2
1
0
-1
-2
-3
-4
-5
-2.0 sec
-26% Δ from BL
BL
3 months
6 months
12 months
Improvement
Placebo (N = 14)
6.8 mg/kg Q8W (N = 6)

Data support vHOT as early indicator of clinical benefit with DYNE-101


vHOT Change from Baseline at 6 Months
Placebo
Improvement
QMT Total
5 Times Sit to Stand (sec)
10-Meter Walk Run Test (sec)
MDHI Total Score
Favors DYNE-101

Dyne THERAPEUTICS

1. Hilbert JE, et al. *J Neurol* 2013;260:2497-2504. N = 679 people with DM1 enrolled in the US National Registry.
2. Hagerman KA, et al. *Muscle Nerve* 2019;59:457-464. Data from the Christopher Project. N = 457 for DM1.

DM1 = myotonic dystrophy type 1; vHOT = video hand opening time; SEM = standard error of the mean.

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Comprehensive Development Program for DYNE-101 in DM1

ACHIEVE

Demonstrated Proof of Concept in MAD and LTE	Registrational Expansion Cohort to Support U.S. Accelerated Approval	Planned Phase 3 Study

Demonstrated Proof of Concept in MAD and LTE

- ✓ Selected registrational dose of 6.8 mg/kg Q8W
- ✓ Data support vHOT improvement as early indicator of clinical benefit with DYNE-101
- ✓ Potential best-in-class profile across myotonia, strength, timed function tests, and patient reported outcomes, including CNS-related
- ✓ Favorable safety profile[1]; no serious related TEAEs

Registrational Expansion Cohort to Support U.S. Accelerated Approval

- 60 participants (3:1); 6.8 mg/kg Q8W
- Primary endpoint: Change from baseline in middle finger myotonia as measured by vHOT at 6 months, compared to placebo
- Secondary endpoints include: CASI-22, QMT, 10MWR, 5xSTS, and MDHI at 6 months
- Updated protocol submitted to FDA
- Enrollment completion planned for Q4 2025
- Data planned for mid-2026 to support potential U.S. Accelerated Approval submission in late 2026

Planned Phase 3 Study

- Planning to initiate confirmatory Phase 3 clinical trial in Q1 2026
- Ongoing engagement with global regulators to finalize trial design

Dyne THERAPEUTICS

1. Safety data as of April 23, 2025; DM1 = myotonic dystrophy type 1; MAD = multiple ascending dose; LTE = long term extension; CASI-22 = composite alternative splicing index; vHOT = video hand opening time; 10MWR = 10-meter walk/run test; QMT = quantitative muscle testing; 5xSTS = 5 times sit to stand test; MDHI = myotonic dystrophy health index.

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Program Updated Plan for U.S. Accelerated Approval and New Clinical Data for DYNE-101 Doug Kerr, M.D., Ph.D., Chief Medical Officer Opening Remarks John Cox, President & CEO Available for Q&A Erick Lucera, Chief Financial Officer Closing Remarks John Cox, President & CEO

Summary

Breakthrough Therapy Designation

- FDA granted Breakthrough Therapy Designation for DYNE-101 in DM1 following Type C Meeting

Accelerated Approval Pathway with vHOT

- Dyne and FDA agreed that the next step toward Accelerated Approval was to submit for review the revised protocol for the Registrational Expansion Cohort of the ACHIEVE trial with vHOT as primary endpoint
- Revised protocol submitted to FDA in June

New Long-Term Data from ACHIEVE Trial

- Robust and sustained functional improvement across multiple measures at 6 and 12 months at registrational dose
- Data support vHOT improvement as early indicator of clinical benefit with DYNE-101
- Continued favorable safety profile[1]

Data from Registrational Expansion Cohort, MAD, and LTE portions of ACHIEVE trial intended to support a potential U.S. Accelerated Approval

Data from the Registrational Expansion Cohort are planned for mid-2026 to support a potential U.S. Accelerated Approval submission in late 2026

Dyne THERAPEUTICS

1. Safety data as of April 23, 2025; vHOT = video hand opening time; MAD = multiple ascending dose; LTE = long-term extension.

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Building Momentum Toward Two Potential Launches in 2027 DYNE-101 for DM1 DYNE-251 for Exon 51 DMD Q4 2025 Complete enrollment planned for Registrational Expansion Cohort Q1 2025 Completed enrollment of Registrational Expansion Cohort Mid-2026 Data planned for Registrational Expansion Cohort Late 2025 Data planned for Registrational Expansion Cohort Late 2026 Potential submission for U.S. Accelerated Approval Early 2026 Potential submission for U.S. Accelerated Approval 2027 Potential U.S. launch 2027 Potential U.S. launch 1st potential launch for Dyne DM1 = myotonic dystrophy type 1; DMD = Duchenne muscular dystrophy.

Aiming to Deliver Functional Improvement for People Living with Neuromuscular Diseases Two clinical programs in registrational cohorts for DM1 and DMD following positive proof-of-concept data NEAR-TERM VALUE DRIVERS STRONG FINANCIAL POSITION LATE-STAGE PIPELINE Key data readouts in 2025 & 2026 potentially enabling two submissions for U.S. Accelerated Approval in 2026 Cash position of $677.5 million (as of 3/31/25) with expected runway into Q4 2026; all assets fully owned DM1 = myotonic dystrophy type 1; DMD = Duchenne muscular dystrophy; FSHD = facioscapulohumeral muscular dystrophy. FORCE DIFFERENTIATED PLATFORM FORCETM platform enables targeted delivery to muscle and CNS; broader pipeline includes FSHD and Pompe

Q&A

Appendix

Consistent Splicing Correction Maintained Through Month 11 Splicing Improvement Median of multiple aliquots (revised approach) Single aliquot (original approach) New Data Note: One post-baseline sample in 3.4 mg/kg Q4W and one baseline sample in 6.8 mg/kg treatment groups not included within splicing assay as the sample did not meet QC criteria; Percent values in bars represent percent mean change, calculated as mean change from baseline divided by baseline mean; Single aliquot approach takes valid result from aliquot of highest quality based on visual inspection of tissue samples; In multiple aliquot approach, all aliquots are tested and median taken across those with valid results, up to 4. CASI-22 = composite alternative splicing index; SEM = standard error of the mean; 3 months = 85 days; 6 months = 169 days; 11 months = 309 days. * Data confounded by missing baseline data and intra-patient sample variability. CASI-22 Change from Baseline +/- SEM -0.3 -0.2 -0.1 0 0.1 0.2 -0.3 -0.2 -0.1 0 0.1 0.2 n=14 n=5 n=6 n=5 n=14 n=6 n=6 n=5 n=6 n=6 n=5 3 months 6 months 11 months n=14 n=5 n=6 n=5 n=14 n=6 n=6 n=5 n=6 n=6 n=5 3 months 6 months 11 months CASI-22 Change from Baseline +/- SEM Placebo 3.4 mg/kg Q4W 5.4 mg/kg Q8W 6.8 mg/kg Q8W *

ACHIEVE Baseline Participant Characteristics: By Treatment Mean (SD) Placebo (N=14) 1.8 mg/kg Q4W (N=6) 3.4 mg/kg Q4W (N=6) 5.4 mg/kg Q8W (N=6) 6.8 mg/kg Q8W (N=6) Age (years) 32.6 (9.6) 37.0 (10.5) 31.2 (4.4) 40.2 (6.5) 37.2 (9.7) BMI (kg/m2)  24.4 (4.7) 21.6 (5.8) 21.1 (1.8) 21.4 (2.5) 23.4 (5.6) CASI-22 0.68 (0.20) 0.64 (0.25) 0.75 (0.12) 0.82 (0.16) 0.74 (0.25) CTG Repeats  597 (246) 303 (163) 652 (258) 482 (236) 542 (191) vHOT (sec) (middle finger) 7.5 (3.0) 11.3 (4.4) 6.6 (3.9) 11.9 (5.7) 7.8 (3.8) QMT Total (% predicted) 51.5 (14.3) 48.1 (10.6) 42.0 (12.6) 46.6 (17.7) 51.3 (10.4) 10MWR (sec) 3.34 (0.48) 3.39 (0.55) 3.48 (0.67) 5.1 (2.40) 3.94 (1.56) 5 Times Sit to Stand (sec) 9.24 (2.03) 9.47 (2.04) 8.75 (1.88) 12.78 (6.79) 9.98 (3.33) DM1-ACTIVc Total 47 (3.82) 46 (4.59) 38 (4.65) 44 (6.99) 43.4 (5.23) MDHI Total 18.7 (13.8) 23.5 (23.2) 30.2 (23.2) 14.8 (7.4) 26.5 (13.7)